UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2012

Icahn Enterprises L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY	10153
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 6, 2012, Icahn Enterprises L.P. (“Icahn Enterprises”) issued a press release announcing that it, together with Icahn Enterprises Finance Corp., intends to commence a tack-on offering of an additional $350 million aggregate principal amount of its 8% Senior Notes due 2018 (the “Additional 2018 Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended.  The proceeds from the offering will be used for general corporate purposes.  A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the offering of the Additional 2018 Notes, Icahn Enterprises disclosed certain information to prospective investors in a preliminary offering memorandum dated January 6, 2012 (the “Offering Memorandum”). Pursuant to Regulation FD, Icahn Enterprises is furnishing as Exhibits 99.2 the section captioned “Summary Consolidated Historical Financial Data” set forth in the Offering Memorandum.

In addition, Icahn Enterprises disclosed in the Offering Memorandum and in certain investor presentations that the various private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP (the "Funds"), through which Icahn Enterprises’ invests it proprietary capital within its Investment segment, had gross returns of approximately 34.7% for the fiscal year ended December 31, 2011 and had assets under management of $6.5 billion as of December 31, 2011, $3.1 billion of which represents Icahn Enterprises' investment. In addition, Icahn Enterprises disclosed that since their inception in November 2004 through December 31, 2011, the Funds have experienced an annualized rate of return of approximately 19%.

The information contained in Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in Exhibit 99.2 shall not be incorporated by reference into any of Icahn Enterprises’ filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of Icahn Enterprises.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 – Press Release dated January 6, 2012.

99.2 – Information contained under the caption “Summary Consolidated Historical Financial Data” in the Offering Memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc.
its General Partner

	By:	/s/ Dominick Ragone
Dominick Ragone
Chief Financial Officer

Date:     January 6, 2012